Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, John C Power, Principal Executive Officer of the Redwood MicroCap
Fund, Inc. (the Registrant), certify pursuant to 18 U.S.C. Section 1350 that:

1. The Form N-CSR of the Registrant (the Report) for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  December 15, 2004

/s/ John C. Power

John C Power, Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Stan Pittman, Chief Accounting Officer of the Redwood MicroCap Fund, Inc. (the Registrant), certify pursuant to 18 U.S.C. Section 1350 that:

1. The Form N-CSR of the Registrant (the Report) for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  December 15, 2004

/s/ Stan Pittman

Stan Pittman, Chief Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.